Exhibit 10.9

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT AMENDMENT

1. AMENDMENT #	2. CONTRACT #:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM

8	YH14-0001-07	March 1, 2015	DHCM - ACUTE

5.	CONTRACTOR NAME AND ADDRESS:

Health Choice Arizona

410 N. 44th Street, Suite 900

Phoenix, AZ 85008

6.	PURPOSE: To amend the Contract for the period March 1, 2015 through September 30, 2015 and to amend Section C, Definitions, Section D, Acute Care Program Requirements, and Section F, Attachments.

7.	THE ABOVE REFERENCED CONTRACT IS HEREBY AMENDED AS FOLLOWS:

•	Section C, Definitions

•	Section D, Acute Care Program Requirements

•	Section D updated throughout to include:

•	CMS issued contract requirements for Managed Care Contract compliance; and

•	Language revisions to align with AZ HB 2667: Persons with Disabilities. Laws 2014, Chapter 215.

•	Other Revisions:

•	Paragraph, Staff Requirements and Support Services

•	Paragraph, Medical Management

•	Paragraph, Subcontracts

•	Paragraph, Claims Payment/Health Information System

•	Paragraph, Coordination of Benefits/Third Party Liability

•	Paragraph, Systems and Data Exchange Requirements

•	Paragraph, Pending Legislation/Other Issues

•	Section F, Attachments

Attachment F3, Contractor Chart of Deliverables

7.	EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

/s/ Mike Uchrin	/s/ Michael Veit
TYPED NAME: MIKE UCHRIN	TYPED NAME: MICHAEL VEIT

TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS AND PURCHASING ADMINISTRATOR

DATE: 1/27/15	DATE: JAN 9 2015

See Exhibit 10.XX for full current amended text of AHCCCS Contract.